Deferred Revenue	9 Months Ended
Sep. 30, 2015
Unaudited Interim [Member]
Deferred Revenue
11.	Deferred Revenue

In April 2013, Papernuts entered into an exclusive distribution agreement providing the rights to commercialize and distribute Papernuts’ converter machines in the Ottawa and Hull-Gatineau regions of Canada.

Of the $44,035 (CDN$55,000) up-front licensing fee received, $6,554 has been recognized as revenue during the nine months ended September 30, 2015 (nine months ended September 30, 2014 - $7,594) and $21,294 has been recorded as deferred revenue as at September 30, 2015 (December 31, 2014 - $31,607). The balance of deferred revenue will be amortized into contract revenue over the remaining period of Papernuts obligations under the agreement of approximately 2.5 years.